Exhibit 99.1

Sprint

6200 Sprint Parkway Overland

Park, Kan. 66251

Media Contact:

David Tovar, Sprint

913.315.1491

david.tovar@sprint.com

Investor Contact:

Jud Henry, Sprint 800.259.3755

Investor.Relations@sprint.com

Sprint Corporation Announces Private Placement Offering

of Wireless Spectrum-Backed Notes

OVERLAND PARK, Kan. – March 12, 2018 – Sprint Corporation (NYSE:S) announced today that three wholly owned special purpose subsidiaries (the “Issuers”) have commenced an offer (the “Offering”) of up to $3,937,500,000 of wireless spectrum-backed notes in two tranches, each with a different anticipated repayment date (the “Notes”) in a private transaction that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). This issuance is part of the $7.0 billion notes program that was established in October 2016.

The Issuers’ directly owned subsidiaries have acquired a portfolio of FCC licenses and a small number of third-party leased license agreements (the “Spectrum Portfolio”) from subsidiaries of Sprint Communications, Inc., which comprise a portion of Sprint’s 2.5GHz and 1.9GHz spectrum holdings, representing approximately 14 percent of Sprint’s total spectrum holdings on a MHz-pops basis. The Spectrum Portfolio has been leased back to Sprint Communications Inc. pursuant to a long-term lease agreement, the rental payments for which service the Notes and the Issuers’ other outstanding debt. The Spectrum Portfolio is substantially identical to the original portfolio, which serves as collateral for the notes issued by the Issuers (and which will be shared equally and ratably with the Notes) in October 2016.

The consummation of the Offering is subject to market and other conditions. There can be no assurance the Offering will be successfully completed on the terms described herein or at all. The Notes are expected to be rated investment grade by both Moody’s and Fitch.

The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption therefrom. The Notes will be offered only to Qualified Institutional Buyers as defined in Rule 144A under the Securities Act that are also Qualified Purchasers as defined under the Investment Company Act of 1940 and to persons outside the United States that are not U.S. Persons as defined in Regulation S under the Securities Act and are also Qualified Purchasers.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale of any Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Sprint:

Sprint (NYSE: S) is a communications services company that creates more and better ways to connect its customers to the things they care about most. Sprint served 54.6 million connections as of December 31, 2017 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; leading no-contract brands including Virgin Mobile USA, Boost Mobile, and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. You can learn more and visit Sprint at www.sprint.com or www.facebook.com/sprint and www.twitter.com/sprint.

Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan”, “outlook,” “providing guidance,” and similar expressions are intended to identify information that is not historical in nature. All statements that relate to our expectations regarding the Notes and the Offering are forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Sprint believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date when made. Sprint undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company’s historical experience and our present expectations or projections. Factors that might cause such differences include, but are not limited to, those discussed in Sprint Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.